CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 28, 2000 (except for Note 13[b], which is as of April 3, 2000), in the Registration Statement on Form SB-2 and related Prospectus of Stockgroup.com Holdings, Inc. for the registration of 5,487,630 shares of its common stock.



                                                           /s/ ERNST & YOUNG LLP

Vancouver, Canada,
May 26, 2000.                                              Chartered Accountants